UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K/A
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2018

ALEXANDER & BALDWIN, INC.
(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440
Honolulu, Hawaii 96801
(Address of principal executive office and zip code)

(808) 525-6611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 if this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 if this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This amendment on Form 8-K/A is being filed by Alexander & Baldwin, Inc. to provide financial statements that are required pursuant to Item 9.01 of the Form 8-K filed on February 26, 2018, relating to the February 23, 2018 acquisition of a portfolio of commercial properties in Hawaii (the "TRC Portfolio"). The TRC Portfolio was purchased from Terramar Retail Centers, LLC for total consideration of $254.1 million, including assumed debt of $62.0 million. The TRC Portfolio consists of three grocery-anchored shopping centers: (1) Laulani Village Shopping Center located in Ewa Beach, Oahu, (2) Hokulei Village Shopping Center located in Lihue, Kauai, and (3) Pu`unene Shopping Center located in Kahului, Maui. The TRC Portfolio adds approximately 390,000 square feet of gross leasable area to the Company’s Commercial Real Estate portfolio.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following are filed as exhibits hereto and are incorporated herein by reference:

Independent Auditors' Report
Historical Summary of the Combined Statement of Revenues and Certain Expenses of the TRC Portfolio for the year ended December 31, 2017
Notes to the Historical Summary of the combined statements of revenues and certain expenses

(b)	Pro Forma Financial Information.
The following are furnished as exhibits hereto and are incorporated herein by reference:

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017 of Alexander & Baldwin, Inc.(Unaudited) and Pro Forma Condensed Consolidated Statement of Operations of Alexander & Baldwin, Inc. for the year ended December 31, 2017 (Unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations of Alexander & Baldwin, Inc. (Unaudited)

(d)	Exhibits.

Exhibit No.    Description of Exhibit

99.1    Independent Auditors’ Report, Historical Summary of the Combined Statement of Revenues and Certain Expenses of the TRC Portfolio for the year ended December 31, 2017, and Notes to the Historical Summary of the Combined Statement of Revenues and Certain Expenses.

99.2    Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2017 of Alexander & Baldwin, Inc. (Unaudited) and Pro Forma Condensed Consolidated Statement of Operations of Alexander & Baldwin, Inc. (Unaudited) for the year ended December 31, 2017 and Notes to Pro Forma Condensed Consolidated Balance Sheet and Statement of Operations of Alexander & Baldwin, Inc. (Unaudited)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 2, 2018

ALEXANDER & BALDWIN, INC.

/s/ James E. Mead
James E. Mead
Executive Vice President and Chief Financial Officer